                                                                   EXHIBIT 10.12
                            HEWLETT-PACKARD COMPANY
                    U.S. AGREEMENT FOR AUTHORIZED RESELLERS
                                 SIGNATURE PAGE



ICN #                    1988
LEGAL BUSINESS NAME      DAISYTEK
ADDRESS                  500 NORTH CENTRAL EXPRESSWAY FIFTH FLOOR
CITY, STATE, ZIP         PLANO TX 75074
PHONE, FAX #             (800) 527-4212
E-MAIL/INTERNET ADDRESS  _____________________________________________________
DBA(s)                   _____________________________________________________


THE DOCUMENTS BELOW GOVERN THE RELATIONSHIP BETWEEN HP AND YOU FOR THE PURCHASE AND RESALE OF HP PRODUCTS.


AGREEMENT:                                       AMENDMENTS:
        X    U.S. Reseller                               U.S. International  Direct VAR
      ------                                      ------

ADDENDA:                                         EXHIBITS:
             U.S. Dealer                                 EXHIBIT L        Approved Locations
      ------                                      ------
             U.S. GSA Schedule Holder                    EXHIBIT U11      Calculator and Palmtop Computing Products
      ------                                      ------
         X   U.S. Office Machine Distributor             EXHIBIT UD       Calculator Distributor Products
      ------                                      ------
             U.S. Cad/Specialty VAR Distributor         *EXHIBIT U201     SEE EXHIBIT ELECTION BELOW
      ------                                      ------
             U.S. Calculator Dealer                      EXHIBIT U40A     Accessory Products
      ------                                      ------
             U.S. Calculator Distributor                 EXHIBIT U40C     Consumable Products
      ------                                      ------
             U.S. Direct Value Added Reseller       X    EXHIBIT U41A     Suppliers Reseller Accessory Products
      ------                                      ------
         X   U.S. Supplies Reseller                 X    EXHIBIT U41C     Suppliers Reseller Consumable Products
      ------                                      ------
             U.S. Consumer Products Distributor     X    EXHIBIT U60      Office Machine Distributor Products
      ------                                      ------
                                                         EXHIBIT U80D     Cad/Specialty VAR Distributor Products
                                                  ------
                                                         EXHIBIT U82D     DesignJet Specialty Distributor Products
                                                  ------

================================================================================
  EXHIBIT ELECTION

  Reseller and HP agree that Reseller volume level at Net Reseller Price, for HP Products on these Exhibits, noted with a (*) above, for the term of this Agreement is:



                                  EXHIBIT U201
                           COMPUTER RELATED PRODUCTS


                        LEVEL I   $50,000,000 - 134,999,999
                 -----
                        LEVEL II  $135,000,000 - and up
                 -----




SHIPMENT ELECTION
Please check one. Shipment elections made on March 1, 1997 regarding shipping options to all products on Exhibits designated with an (*) above.


       OUTLET        HP will ship to all Reseller's approved shipment locations as listed on Exhibit L.
-----
       CENTRALIZED   HP will ship to no more than six approved shipment locations as listed on Exhibit L.
-----

================================================================================

STATEMENT OF OWNERSHIP:

Form of Corporation: (i.e., Corporation, General Partnership, Limited Partnership, Sole Proprietor): _______________________________________

For a Corporation, specify whether: Publicly Held: ____________
Privately Held: ___________ State of Incorporation/Organization ___________

Identify Company ownership and management structure as follows (attach additional if necessary):


o    Sole Proprietor:             Identify all owners, officers and ownership percentages held
o    Trust:                       Identify Trustee(s), Administrators and Beneficiaries of Trust
o    Partnership:                 Identify all General Partners, Limited Partners, Officers and ownership percentages held
                                  Specify dollar investment of limited partners
o    Privately Held Corporation:  Identify all shareholders with class and percentage ownership, Officers and Board of
                                  Director Members
o    Publicly Held Corporation    Identify owners of 20% or more of each class of shares with class and percentage ownership, Officers and Board of Director Members


        NAMES                      TITLES                               OWNERSHIP INTEREST
                                                         Percentage Ownership      Type of Ownership Interest
                                                         (Dollar Investment in         (Assets, Common or
                                                          Limited Partners)            Preferred Shares)

----------------------   ---------------------------   -----------------------     --------------------------

----------------------   ---------------------------   -----------------------     --------------------------

----------------------   ---------------------------   -----------------------     --------------------------

----------------------   ---------------------------   -----------------------     --------------------------

----------------------   ---------------------------   -----------------------     --------------------------

If Company is 100% owned by another corporation, identify the parent corporation's ownership and management structure above and the identity of the parent corporation below:


--------------------------------------------------------------------------------
Parent/Owner, including DBA(s)


--------------------------------------------------------------------------------
Address


                                                      (        )
--------------------------------------------------------------------------------
City                     State             ZIP        Telephone


                                                      (        )
--------------------------------------------------------------------------------
State of Parent/Owner's Incorporation                 Fax


AUTHORIZED SIGNATURES             HEWLETT-PACKARD COMPANY
------------------------------    ---------------------------------------


/S/ MARK C. LAYTON                /S/ SUSAN WEATHERMAN
------------------------------    ---------------------------------------
Authorized Signature              Susan Weatherman
                                  Reseller Contracts Manager
MARK C. LAYTON
------------------------------
Typed Name

PRESIDENT                         3/10/97               February 28, 1998
------------------------------    --------------------  -----------------
Title                             Effective Date        Expiration Date

                             U.S. SUPPLIES RESELLER
                               TABLE OF CONTENTS


                   U.S. RESELLER AGREEMENT

                      1.   APPOINTMENT
                      2.   STATUS CHANGE
                      3.   INTENTIONALLY OMITTED
                      4.   MULTIPLE AGREEMENT DISCOUNTS
                      5.   INTENTIONALLY OMITTED
                      6.   INTENTIONALLY OMITTED
                      7.   PRICES
                      8.   PAYMENT AND SECURITY TERMS
                      9.   ORDERS; SHIPMENTS;
                           CANCELLATIONS AND CHANGES
                      10.  SOFTWARE
                      11.  TRADEMARKS
                      12.  WARRANTY
                      13.  LIMITATION OF REMEDIES AND
                           LIABILITY
                      14.  INTELLECTUAL PROPERTY
                           INDEMNITY
                      15.  RESELLER RECORD-KEEPING
                      16.  AMENDMENTS
                      17.  TERMINATION OF AGREEMENT
                      18.  RELATIONSHIP
                      19.  POLICIES AND PROGRAMS
                      20.  GENERAL CONDITIONS
                      21.  NOTICES


                   U.S. SUPPLIERS RESELLER ADDENDUM

                      1.   APPOINTMENT
                      2.   INTENTIONALLY OMITTED
                      3.   RESELLER RESPONSIBILITIES
                      4.   INTENTIONALLY OMITTED
                      5.   VOLUME COMMITMENT LEVELS
                      6.   RESELLER ORDER MILESTONES

                             U.S RESELLER AGREEMENT

1.   APPOINTMENT

     Hewlett-Packard Company ("HP") appoints Reseller as an authorized, non-exclusive Reseller for marketing the HP Products listed on the Product Exhibits. Reseller's appointment is subject to the terms and conditions set forth in this U.S. Reseller Agreement and the associated Addenda, Product Exhibits, HP Product Categories ("Product Categories") and Operations Policy Manual (collectively, "Agreement") for the period from the effective date through the expiration date of this Agreement. Reseller accepts appointment on these terms.

2.   STATUS CHANGE

     A.   If Reseller wishes to:

          1.   Change its name or that of any approved location;

          2.   Add, close or change an approved location;

          3. Undergo a merger, acquisition, consolidation or other reorganization with the result that any entity controls 50% or more of Reseller's capital stock or assets after such transfer; or

          4. Undergo a significant change in control or management of Reseller operations;

          then Reseller shall notify HP in writing prior to the intended date of change.

     B. HP agrees to promptly notify Reseller of its approval or disapproval of any proposed change, provided that Reseller has given HP all information and documents reasonably requested by HP.

     C. HP must approve proposed Reseller changes prior to any obligation of HP to perform under this Agreement with Reseller as changed.

4.   MULTIPLE AGREEMENT DISCOUNTS

     Unless otherwise specified by HP in writing, purchases of HP Products under this Agreement and purchases under any other HP Agreement are exclusive of each other for the purpose of calculating volume commitment and discount levels.

7.   PRICES

     A. HP's corporate price lists are internal data bases indicating current List Prices for HP Products ("List Prices"). HP reserves the right to change List Prices and discounts upon reasonable notice to Reseller. If Reseller is unsure of the List Price to use in calculating Net Reseller price for any HP Product, Reseller should contact its HP sales representative.

     B. Net Reseller price for HP Products purchased under this Agreement will be the List Price at the time of Reseller's orders, less the discounts based on Reseller's volume or other commitments or elections specified in the Product Exhibits.

     C. Net Reseller price includes shipment arranged by HP. HP reserves the right to charge Reseller for any special routing, handling or insurance requested by Reseller and agreed to by HP. Orders shipped special routing will be F.O.B. Origin.

     D. Net Reseller price excludes state and local taxes. HP will invoice Reseller for these taxes, based on point of delivery, unless the appropriate resale exemption certificates are on file at HP's order-entry point or HP agrees the sale is otherwise exempt.

     E. Upon request from Reseller, at its discretion HP may grant special pricing for particular end-user customer transactions. In good faith, HP may retract the special pricing at any time before acceptance by the end-user customer. HP may extend the pricing on an exclusive or non-exclusive basis and may condition the pricing on a pass-through of all or part of the non-standard offering extended by HP.

8.   PAYMENT AND SECURITY TERMS

     A. Reseller will pay invoices within 30 days from the date of the invoice. HP reserves the right to change credit terms at any time when in HP's opinion Reseller's financial condition or previous payment record so warrants.

     B. Any Reseller claim for adjustment of an invoice is agreed to be waived if Reseller fails to present it within 90 days from date of HP invoice. No claims, credits, or offsets may be deducted from any invoice.

     C. If Reseller fails to pay any sum due within 15 days of HP's written notice of delinquency, HP may discontinue performance under this Agreement and may revise credit terms for unshipped orders.

9.   ORDERS; SHIPMENTS; CANCELLATIONS AND CHANGES

     A. Reseller's orders must comply with the minimum order, release, ship-to and other requirements specified in this Agreement.

     B. HP will honor written, electronic, fax and telephone orders from Reseller's approved locations. Reseller is responsible for ensuring that only authorized employees place, change or delete orders and that the orders conform to all requirements of this Agreement.

     C. Reseller's requested date for shipment must be within 90 days after order date. HP reserves the right to schedule and reschedule any order, at HP's discretion, and to decline any order for credit reasons or because the order specifies an unreasonably large quantity or makes an unreasonable shipment request.

     D. HP will use reasonable efforts to meet scheduled shipment dates. However, HP will not be liable for delay in meeting a scheduled shipment date.

     E. Reseller must own more than 50% of its business at each approved location. HP will ship HP Products to Reseller under HP's standard shipment terms and conditions but only to approved shipment locations authorized by HP on Exhibit L. Shipment locations may be the same as company-owned selling locations. All Reseller's sales, advertising and promotional activities for HP Products must be conducted from selling locations approved by HP. No sales, advertisement or promotion of HP Products may be conducted from shipment locations which are not also approved company-owned selling locations.

          However, HP will ship to a maximum of six approved shipment locations and will accept orders only from a single order point. An exception will be made where a Product Exhibit indicates drop shipment is available for a specific HP Product under a special program; drop shipment for those HP Products will be subject to limitations indicated in the Product Exhibits.

     F. Shipments are subject to availability. If HP Product are in short supply, HP will allocate them equitably, at HP's discretion.

     G. Title to HP Products and risk of loss and damage will pass to Reseller F.O.B. Destination.

10.  SOFTWARE

     Reseller is granted the right to distribute software materials supplied by HP only in accordance with the license terms supplied with these materials. Reseller may alternatively acquire the software materials from HP for its own demonstration purposes in accordance with the terms for use in those license terms.

11.  TRADEMARKS

     A. From time to time, HP may authorize Reseller to display one or more designated HP trademarks. Reseller may display the trademarks solely to promote HP Products. Any display of the trademarks must be in good taste, in a manner that preserves their value as HP trademarks, and in accordance with standards provided by HP for their display. Reseller will not use any name or symbol in way which may imply that Reseller is an agency or branch of

          HP; Reseller will discontinue any such use of a name or mark as requested by HP. Any rights or purported rights in any HP trademarks acquired through Reseller's use belong solely to HP.

     B. Reseller grants HP the non-exclusive, royalty-free right to display Reseller's trademarks in advertising and promotional material solely for directing prospective purchasers of HP Products to Reseller's selling locations. Any display of the trademarks must be in good taste, in a manner that preserves their value as Reseller's trademarks, and in accordance with standards provided by Reseller for their display. Any rights or purported rights in any Reseller trademarks acquired through HP's use belong solely to Reseller.

12.  WARRANTY

     A. HP Product User Warranties are described on the Product Exhibits and apply only to end-user purchasers of HP Products. HP revisions to the User Warranties will be effective on the date specified by HP. Copies of User Warranties will be supplied with HP Products. Reseller must provide a copy of the associated User Warranty for an HP Product to each end-user prior to sale.

     B. HP Product Warranty begins upon purchase by the end-user customer and shall be verified by proof of acquisition by the end-user or via HP's electronic warranty verification system.

     C. HP PRODUCT USER WARRANTIES ARE THE EXCLUSIVE WARRANTIES COVERING HP PRODUCTS AND ARE IN LIEU OF ANY OTHER WARRANTIES, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     D. Some HP Products may contain selected remanufactured parts equivalent to new in performance.

13.  LIMITATION OF REMEDIES AND LIABILITY

     A. The remedies provided in this Agreement are Reseller's sole and exclusive remedies against HP.

     B. HP will be liable for damage to tangible property, bodily injury or death to the extent a court of competent jurisdiction determines that an HP Product sold under this Agreement is defective and has directly caused such damage, injury or death, provided that HP's liability for damage to tangible property will be limited to $300,000 per incident.

     C. HP will be liable to Reseller for any net credits due from HP pursuant to the express provisions of this Agreement. IN NO EVENT WILL HP BE LIABLE FOR LOSS OF DATA, FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) OR FOR ANY OTHER DAMAGES WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY.

14.  INTELLECTUAL PROPERTY INDEMNITY

     A. HP will defend any claim against Reseller that any HP Product infringes a patent, utility model, industrial design, copyright, mask work or trademark in the country where Reseller acquires or sells the Product from HP, provided that Reseller:

          1.   Promptly notifies HP in writing of the claim; and

          2. Cooperates with HP in and grants HP sole authority to control the defense and any related settlement.

          HP will pay the cost of such defense or settlement and any costs and damages finally awarded by a court against Reseller.

     B. HP's indemnity shall extend to Reseller's customers and end-users under this Agreement provided they comply with the obligations above.

     C. HP may procure for Reseller, its customers and end-users the right to continued sale or use,as appropriate, of the Product or HP may modify or replace the Product. If a court enjoins the sale or use of the Product and HP determines that none of the above alternatives is reasonably available, HP will accept return of the Product and refund its depreciated value.

     D.   HP has no obligation for any claim of infringement arising from:

          1. HP's compliance with any designs, specifications or instructions of Reseller;

          2.   Modification of the Product by Reseller or a third party;

          3.   Use of the Product in a way not specified by HP; or

          4.   Use of the Product with products not supplied by HP.

     E. This section states HP's entire liability to Reseller and its customers and end-users for infringement.

15.  RESELLER RECORD-KEEPING

     A. For contract compliance verification, product safety information, operational problem correction and the like, Reseller must maintain records of customer purchases of hardware products for one year. Records must include customer name, address, phone number, ship-to address, serial number and date of sale.

     B. HP may require Reseller to provide HP or HP's designate with HP Product inventory and sales data including, but not limited to, information such as total units of selected HP Products sold and held in inventory by month for each approved location, in a format specified by HP. HP may require monthly reporting incorporating the previous month's data for each approved location.

     C. In addition, Reseller must comply with any reporting requirements for HP programs.

     D. At HP's discretion and upon notice to Reseller, HP or HP's designate will be given prompt access during normal business hours, either on site or through other means specified by HP, to Reseller's customer records, inventory records and other books and records of account of HP Products as HP believes are reasonably necessary to verify and audit Reseller's compliance with this Agreement.

     E. Failure to promptly comply with HP's request will be considered a repudiation of this Agreement justifying HP's termination of this Agreement on 30 days notice without further cause.

     F. HP may cover all reasonable actual costs associated with compliance verification procedures from any promotional funds, rebate funds or any other HP accrued funds due Reseller.

     G. HP may debit Reseller for all wrongfully claimed discounts, rebates, promotional allowances or other amounts determined as a result of HP's audit.

16.  AMENDMENTS

     A. From time to time, HP may add products to or delete them from the Product Exhibits, or implement or change HP policies or programs at HP's discretion, after reasonable notice to Reseller.

          Additionally, HP may give Reseller 30 days' advance written notice of any other amendment to this Agreement.

     B. Any amendment will automatically become a part of this Agreement on the effective date specified in the notice.

     C. Each party agrees that the other has made no commitments regarding the duration or renewal of the Agreement beyond those expressly stated in this Agreement.

17.  TERMINATION OF AGREEMENT

     A. Either party may terminate this Agreement without cause at any time upon 30 days' written notice or with cause at any time upon 15 days' written notice to the other party.

     B. If either party gives the other notice of termination or advises the other of its intent not to renew this Agreement, HP may require that Reseller pay cash in advance for additional shipments during the remaining term, regardless of Reseller's previous credit status, and may withhold all such shipments until Reseller pays its outstanding balance.

     C. Upon termination or expiration of this Agreement for any reason, Reseller will immediately cease to be an authorized HP Reseller and will refrain from representing itself as such and from using any HP trademark or trade name.

     D. Upon any termination or expiration, either party may require that HP purchase from Reseller any HP Products purchased under this Agreement that are on HP's then current Product Exhibits, which are in their unopened, original packaging and marketable as new merchandise. The repurchase price shall be the lower of either the Net Reseller price on the date of termination or expiration or Reseller's original purchase price, in each case less any promotional or other discounts or price protection or other credit extended by HP to Reseller for the HP Product. Reseller should contact its HP sales representative for information about the items eligible for repurchase and instructions for their return at HP's expense.

     E. Upon termination of this Agreement, or expiration without renewal of this Agreement, all rights to any accrued HP Advantage program or other promotional funds will automatically lapse.

     F. The indemnities provided in this Agreement will survive termination or expiration of this Agreement.

18.  RELATIONSHIP

     A. Reseller's relationship with HP will be that of an independent contractor. Nothing stated in this Agreement shall be construed as making Reseller and HP a franchise, joint venture or partnership.

     B. Unless expressly authorized by HP in writing in advance, any commitment made by Reseller to its customers with respect to price, quantities, delivery, specifications, warranties, modifications, interfacing capability or suitability will be Reseller's sole responsibility, and Reseller will indemnify HP from liability for any such commitment by Reseller.

     C. List Prices are suggested prices for resale to end-user customers and a basis for calculating Net Reseller price. Reseller has the right to determine its own resale price, and no HP representative will require that any particular resale price be charged by Reseller or grant or withhold any treatment to Reseller based on Reseller's resale pricing policies. Reseller agrees that it will promptly report any effort by HP personnel to interface with its pricing policies directly to an HP officer or manager.

     D. This Agreement applies only to the HP Products listed on the Product Exhibits (U.S. versions only). Reseller acknowledges that HP may market other products, including products in competition with those listed on the Product Exhibits without making them available to Reseller. HP reserves the right to advertise, promote and sell any product, including HP Products on the Product Exhibits, in competition with Reseller.

19.  POLICIES AND PROGRAMS

     From time to time, HP may offer or change HP policies and programs, such as but not limited to the HP Advantage program, Premier Support program and other programs and policies in HP's Operations Policy Manual, participation in which will be on the current terms and conditions of the policies and programs.

20.  GENERAL CONDITIONS

     A. Neither party may assign any rights or obligations in this Agreement without the prior written consent of the other party. Any attempted assignment will be deemed void.

     B. Neither party's failure to enforce any provision of this Agreement will be deemed a waiver of that provision or of the right to enforce it in the future.

     C. This Agreement, including the attached Addenda, associated Product Exhibits and Product Categories, contains and constitutes the entire understanding between the parties relating to its subject matter. HP hereby gives notice of objection to any additional or inconsistent terms set forth in any purchase order or other document issued by Reseller. Except as provided in paragraphs 16A and 16B of this Agreement, no modification of this Agreement will be binding on either party unless made in writing and signed by both parties.

     D. No U.S. Government procurement regulations will be deemed included in this Agreement or binding on either party unless specifically accepted in writing and signed by both parties.

     E. This Agreement will be governed by the laws of the State of California.

     F. If any clause of this Agreement is held invalid, the remainder of this Agreement will continue unaffected.

21.  NOTICES

     All notices and demands issued under the terms of this Agreement shall be in writing, delivered by fax, personal service, first class mail postage prepaid, or by registered mail to a location set forth in this Agreement or to HP at 5301 Stevens Creek Boulevard, P.O. Box 58059, Santa Clara, California, 95052-8059 or to the assigned local HP sales representative.

22.  U.S. GOVERNMENT

     Without HP's prior written consent, Reseller is prohibited from issuing any Letter of Supply or guaranteeing to supply any Second Tier Reseller or VAR with HP Product in connection with any U.S. Government Department, Agency or Contractor agreement.

                        U.S. SUPPLIES RESELLER ADDENDUM

1.   APPOINTMENT

     A.   HP appoints Reseller as a Supplies Reseller ("Reseller")

3.   RESELLER RESPONSIBILITIES

     A. Reseller will advertise, promote, and sell HP Products only through the company names and approved selling locations listed in Exhibit L and only as permitted in the Product Categories.

     B. Reseller shall ensure that resellers to whom it sells HP Products comply with all applicable terms and conditions for resale in this Agreement and current HP policies and programs. HP may audit the resellers' compliance.

     C. HP may prohibit Reseller from selling to terminated Resellers or other identified Customers whom HP does not wish to receive HP Products.

     D.   Reseller agrees to:

          1. Forward promptly to resellers the technical, sales and promotional materials, suggested price lists and other information provided by HP for the purpose of reshipment to resellers.

          2. Provide pre-sales support and post-sales technical support of HP Products to all resellers.

          3. Maintain a stock of HP Products sufficient to meet anticipated demand from its customers on an off-the-shelf basis.

          4. Ensure that no sale, advertising, promotion, display or disclosure of any features, availability or price of any new HP Product takes place before HP's public announcement of that Product.

          5. Identify and keep current a primary and secondary support contact for both marketing communications and post-sales technical support at each approved selling location.

          6.   Report promptly to HP all suspected defects in HP Products.

          7. Ensure that its employees complete any required training courses and certification programs designated by HP. Additionally, Reseller will assist HP in providing training for Reseller's customers.

     E. Without HP's prior written consent, Reseller will not export HP Products to any customer outside the U.S. nor sale HP Products for export outside the U.S.

     F.   Reseller may advertise and promote HP Products nationwide.

     G. Except for sales to resellers permitted in the Product Categories, Reseller may not sell HP Products to or buy them from other resellers for stock balancing or any other reason.

5.   VOLUME COMMITMENT LEVELS

     A. Reseller commitment levels are described on the attached Product Exhibits and are based upon 12-month volume levels.

     B. If the term of this Agreement or any new Addendum or Product Exhibit is less than 12 months, an applicable 12-month volume commitment level will be calculated for Reseller by projection over a 12-month term.

6.   RESELLER ORDER MILESTONE

     A. Unless otherwise specified in the Product Exhibits, as of five months after the effective date of this Agreement, HP will review Reseller's progress towards its volume commitment level. If Reseller's orders in those first five months represent less than 35% of its 12-month volume commitment level, then HP may terminate this Agreement.

                    U.S. OFFICE MACHINE DISTRIBUTOR ADDENDUM
                               TABLE OF CONTENTS


                    U.S. OFFICE MACHINE DISTRIBUTOR ADDENDUM

                1.   APPOINTMENT
                2.   INTENTIONALLY OMITTED
                3.   DISTRIBUTOR RESPONSIBILITIES
                4.   INTENTIONALLY OMITTED
                5.   VOLUME COMMITMENT LEVELS
                6.   DISTRIBUTOR ORDER MILESTONES

                    U.S. OFFICE MACHINE DISTRIBUTOR ADDENDUM


1.   APPOINTMENT

     A.   HP APPOINTS RESELLER AS AN OFFICE MACHINE DISTRIBUTOR (DISTRIBUTOR).

3.   DISTRIBUTOR RESPONSIBILITIES

     A. DISTRIBUTOR WILL SELL HP PRODUCTS ONLY TO INDEPENDENTLY OWNED AND OPERATED ENTITIES FOR THEIR RESALE TO END-USER CUSTOMERS.

     B. DISTRIBUTOR WILL ADVERTISE, PROMOTE AND SELL HP PRODUCTS ONLY THROUGH THE COMPANY NAMES AND APPROVED SELLING LOCATIONS LISTED IN EXHIBIT L AND ONLY AS PERMITTED IN THE PRODUCT CATEGORIES.

     C. DISTRIBUTOR SHALL ENSURE THAT RESELLERS TO WHOM IT SELLS HP PRODUCTS COMPLY WITH ALL APPLICABLE TERMS AND CONDITIONS FOR RESALE IN THIS AGREEMENT AND CURRENT HP POLICIES AND PROGRAMS. HP MAY AUDIT THE RESELLERS' COMPLIANCE.

     D. HP MAY PROHIBIT DISTRIBUTOR FROM SELLING TO TERMINATED RESELLERS OR OTHER IDENTIFIED CUSTOMERS WHOM HP DOES NOT WISH TO RESALE HP PRODUCTS.

     E.   DISTRIBUTOR AGREES TO:

          1. FORWARD PROMPTLY TO RESELLERS THE TECHNICAL, SALES AND PROMOTIONAL MATERIALS, SUGGESTED PRICE LISTS AND OTHER INFORMATION PROVIDED BY HP FOR THE PURPOSE OF RESHIPMENT TO RESELLERS.

          2. PROVIDE PRE-SALES SUPPORT AND POST-SALES TECHNICAL SUPPORT OF HP PRODUCTS TO ALL RESELLERS.

          3. MAINTAIN A STOCK OF HP PRODUCTS SUFFICIENT TO MEET ANTICIPATED DEMAND FROM ITS CUSTOMERS ON AN OFF-THE-SHELF BASIS.

          4. ENSURE THAT NO SALE, ADVERTISING, PROMOTION, DISPLAY, OR DISCLOSURE OF ANY FEATURES, AVAILABILITY OR PRICE OF ANY NEW HP PRODUCT TAKES PLACE BEFORE HP'S PUBLIC ANNOUNCEMENT OF THAT PRODUCT.

          5. IDENTIFY AND KEEP CURRENT A PRIMARY AND SECONDARY SUPPORT CONTACT FOR BOTH MARKETING COMMUNICATION AND POST-SALES TECHNICAL SUPPORT AT EACH APPROVED SELLING LOCATION.

          6.   REPORT PROMPTLY TO HP ALL SUSPECTED DEFECTS IN HP PRODUCTS.

          7. APPLY ANY HP ADVANTAGE PROGRAM FUNDS OR OTHER PROMOTIONAL FUNDS, FACILITIES OR SERVICES IN CONFORMITY WITH HP GUIDELINES AND A MUTUALLY AGREED PLAN BETWEEN DISTRIBUTOR AND ITS RESELLERS.

          8. ENSURE THAT ITS EMPLOYEES COMPLETE ANY REQUIRED TRAINING COURSES AND CERTIFICATION PROGRAMS DESIGNATED BY HP. ADDITIONALLY, DISTRIBUTOR WILL ASSIST HP IN PROVIDING TRAINING FOR DISTRIBUTOR'S RESELLERS.

     F. WITHOUT HP'S PRIOR WRITTEN CONSENT, DISTRIBUTOR WILL NOT EXPORT HP PRODUCTS TO ANY CUSTOMER OUTSIDE THE U.S. NOR SELL HP PRODUCTS FOR EXPORT OUTSIDE THE U.S.

     G.   DISTRIBUTOR MAY ADVERTISE AND PROMOTE HP PRODUCTS NATIONWIDE.

     H. EXCEPT FOR SALES TO RESELLERS PERMITTED IN THE PRODUCT CATEGORIES, DISTRIBUTOR MAY NOT SELL HP PRODUCTS IN OR BUY THEM FROM OTHER RESELLERS FOR STOCK BALANCING OR ANY OTHER REASON.


5.   VOLUME COMMITMENT LEVELS

     A. DISTRIBUTOR COMMITMENT LEVELS ARE DESCRIBED ON THE ATTACHED PRODUCT EXHIBITS AND ARE BASED UPON 12 MONTH PURCHASE VOLUME LEVELS.

     B. IF THE TERM OF THIS AGREEMENT OR ANY NEW ADDENDUM OR PRODUCT EXHIBIT IS LESS THAN 12 MONTHS, AN APPLICABLE 12 MONTH VOLUME COMMITMENT LEVEL WILL BE CALCULATED FOR DISTRIBUTOR BY PROJECTION OVER A FULL 12 MONTH TERM.

6.   DISTRIBUTOR ORDER MILESTONES

     UNLESS OTHERWISE SPECIFIED IN THE PRODUCT EXHIBITS, AS OF FIVE MONTHS AFTER THE EFFECTIVE DATE OF THIS AGREEMENT HP WILL REVIEW DISTRIBUTOR'S PROGRESS TOWARDS ITS VOLUME COMMITMENT. IF ITS ORDERS IN THE FIRST FIVE MONTHS REPRESENT LESS THAT 35% OF ITS 12 MONTH VOLUME LEVEL, THEN HP MAY TERMINATE THIS AGREEMENT.

                         U.S. DISTRIBUTOR SUMMARY MATIX
                                JANUARY 1, 1997



----------------------------------------------------------------------------------------
                                           CALCULATOR               OFFICE MACHINE
AGGREGATORS              DISTRIBUTORS      DISTRIBUTORS             DISTRIBUTORS
----------------------------------------------------------------------------------------
Inacom                   Gates/Arrow       Arrowhead Business       Arrowhead Business
                                           Machine                  Machine
----------------------------------------------------------------------------------------
Intelligent Electronics  Merisel           Common-Wealth            Azerty
                                           Distributors
----------------------------------------------------------------------------------------
MicroAge                 GBC Technologies  Douglas Stewart          Daisytek
----------------------------------------------------------------------------------------
Merisel/FAB              Avnet/Hall-Mark   El Dorado Trading Group  New Age Electronics
----------------------------------------------------------------------------------------
Ingram Alliance                            Inacom                   Pro Distributors
----------------------------------------------------------------------------------------
Tech Data Elect                            Intelligent Electronics  United Stationers
----------------------------------------------------------------------------------------
                                           MicroAge
----------------------------------------------------------------------------------------
                                           Neamco
----------------------------------------------------------------------------------------
                                           Pro Distributors
----------------------------------------------------------------------------------------
                                           S.P. Richards Company
----------------------------------------------------------------------------------------
                                           United Stationers
----------------------------------------------------------------------------------------
                                           Merisel/FAB
----------------------------------------------------------------------------------------

                             HP PRODUCT CATEGORIES

HP manufactures and distributes a large number of personal computer and peripheral products to multiple market segments through a varied set of first and second tier resellers and retailers.

This diversity leads to a set of sourcing and distribution rules designed to best allow HP resellers of all types to reach targeted customers of each HP Product in the most efficient and profitable manner.

The Product Categories below describe restrictions HP places on resellers selling to customers in the United States. In particular, the Product Categories describe the restrictions HP places on HP Product acquisition and resale for both First Tier Resellers and Distributors as well as Single Tier Resellers, Second Tier Resellers, Second Tier Retailers, and VARS.

FIRST TIER RESELLER AND DISTRIBUTOR PRODUCT CATEGORIES

HP Products on the Products Exhibits may ONLY be sourced and distributed as indicated below:


PRODUCT CATEGORY  PERMISSIBLE SOURCE  PERMISSIBLE CUSTOMERS
----------------  ------------------  ---------------------
Q                 HP Only             Any HP Authorized QD Reseller.

W                 HP Only             Any HP Authorized Second Tier Retailer
                                      who has elected you as its Sole
                                      Distributor.

X                 HP Only             Any HP Authorized Second Tier Reseller
                                      who has elected you as one of its Dual
                                      Source Suppliers; any HP Authorized VAR.

Y                 HP Only             Any U.S. reseller, whether or not
                                      authorized by HP, which resells the
                                      product directly to U.S. end-user
                                      customers, except for
                                      Membership/Warehouse Clubs.

Z                 HP Only             Any U.S. reseller, whether or not
                                      authorized by HP, which resells the
                                      product directly to U.S. end-user
                                      customers.

O                 HP or any reseller  Any U.S. end-user customer or any U.S.
                                      reseller, whether or not authorized by
                                      HP.

RESELLER/RETAILER, SECOND TIER RESELLER/RETAILER, AND VAR PRODUCT CATEGORIES

As used below, Reseller/Retailer is defined as a reseller operating under a current U.S. Reseller Agreement purchasing directly from HP and authorized under the Agreement to sell to U.S. end-user customers.

HP Products on the Product Exhibits may ONLY be sourced and distributed a indicated below:



PRODUCT CATEGORY  PERMISSIBLE SOURCE          PERMISSIBLE CUSTOMERS
----------------  ------------------          ---------------------
C                 CONTROLLED PRODUCTS         Any U.S. end-user customers,
                  HP if you are a             subject to Home State Selling
                  Reseller/Retailer, one of   Restrictions.
                  your authorized Dual
                  Source Suppliers if you
                  are a Second Tier
                  Reseller, any HP
                  Authorized First Tier
                  Reseller or Distributor
                  if you are
                  a VAR.

B                 HP if you are a             Any U.S. end-user customer.
                  Reseller/Retailer; one of
                  your Authorized Dual
                  Source
                  Suppliers if you are a
                  Second Tier Reseller, and
                  HP Authorized First Tier
                  Reseller or Distributor
                  if you are a VAR.

A                 HP or any HP Authorized     Any U.S. end-user customer.
                  First Tier Reseller or
                  Distributor

Q                 HP or any HP Authorized     Any U.S. end-user customer.
                  Distributor or First Tier
                  Reseller

O                 HP or any reseller          Any U.S. end-user customer or
                                              any U.S. reseller, whether or
                                              not authorized by HP.

EXPLANATION OF TERMS USED

HOME STATE SELLING RESTRICTIONS

Resellers may sell Controlled Products, as defined in the Product Categories, to any U.S. end-user customer. However, the following advertising and sale restrictions apply to Controlled Products:

A Reseller's Home State(s) is/are the State(s) in which its approved Selling Location(s), as provided on Exhibit L or on a HP U.S. Authorized VAR Application, is situated. If an approved Selling Location is situated within 50 miles of the boundary of an adjoining State, then the Reseller's Home State(s) will also encompass the adjoining State.

  1. Controlled Products may NOT be included or offered for sale on any Internet site;

  2. Advertising a well as catalog and other direct response sales of Controlled Products is limited exclusively to a Reseller's Home State(s); and

  3. Except as provided in point (1), if a Reseller has an approved Selling Location in 40 or more States, then advertising as well as catalog and other direct response sales of Controlled Products is permitted nationwide.



MEMBERSHIP/WAREHOUSE CLUBS

Membership/Warehouse Clubs (Such as Price/Costco, Sams/Pace, and Smart and Final) are generally characterized by the following profile:


o Sometimes require customers to acquire a membership in order to buy products from any of their locations;

o Sell primarily to small businesses and home office end-users, rather than other resellers;

o    Maintain selling locations of approximately 100,000 square feet or greater;

o    Offer 3,500 products or more;

o Inventory product on the sales floor, usually stacked or stored near their respective categories;

o Provide a diversified product offering including food, general merchandise, and consumer products such as tires, clothing, and sporting goods; and

o    Change merchandise mix often.